UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 10, 2012

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Arthur J. Gallagher & Co. (the “Company”) issued a press release on March 29, 2012 announcing that Company management will host a conference call on April 11, 2012 at 8:00 am ET/7:00 am CT in order to provide additional information on the Company’s clean energy investments.

A copy of the Company’s press release, which contains information on how to access the conference call, is attached hereto as Exhibit 99.1.

The presentation slides to be discussed during the conference call are attached hereto as Exhibit 99.2. Such presentation slides can also be accessed at the Company’s website at www.ajg.com/investors/special.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release of Arthur J. Gallagher & Co. dated March 29, 2012.

99.2	Presentation slides for Arthur J. Gallagher & Co.’s April 11, 2012 conference call related to its clean energy investments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: April 10, 2012	/s/ DOUGLAS K. HOWELL
Douglas K. Howell
Chief Financial Officer